UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

GLOBAL EMPLOYMENT HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51737	43-2069359
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Park Meadows Dr., Suite 375 Lone Tree, Colorado	80124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 216-9500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 5, 2009, Steven Pennington stepped down from his position as president of our staffing services segment. Mr. Pennington will continue to serve Global in a part-time consulting capacity for the foreseeable future. His decision is based on his desire to spend more time with his family.

His duties as president were reassigned to existing employees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EMPLOYMENT HOLDINGS, INC.

Date: January 8, 2009	By:	/s/ Dan Hollenbach

Dan Hollenbach
Chief Financial Officer

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